UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION



                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                   Of the Securities and Exchange Act of 1934


                          Date of Report: July 27, 2004
                        (Date of earliest event reported)




                                   TVIA, INC.
             (Exact name of registrant as specified in its charter)


          Delaware                   0-30539                   77-0549628
(State or other jurisdiction of    (Commission              (I.R.S. Employer
 incorporation or organization)     File Number)          Identification Number)



                4001 Burton Drive, Santa Clara, California 95054
               (Address of Principal Executive Offices) (Zip Code)


       Registrant's telephone number, including area code: (408) 982-8588


                      ------------------------------------

ITEM 12.     RESULTS OF OPERATIONS AND FINANCIAL CONDITION


     The information in this Current Report is being furnished and shall not be deemed filed for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, except as shall be expressly set forth by specific reference in such a filing.

     On July 27, 2004, Tvia, Inc. issued a press release announcing its financial results for its first quarter ended June 30, 2004. A copy of the earnings release is furnished herewith as Exhibit 99.1.






                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                         TVIA, INC.

 Dated: July 27, 2004                    By: /s/ Arthur Nguyen
                                             -----------------------------------
                                                 Arthur Nguyen
                                                 Chief Financial Officer
                                                 (Principal Financial Officer
                                                 and Duly Authorized Signatory)